UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2006

URANERZ ENERGY CORPORATION
 (Exact Name of Registrant as Specified in Charter)

NEVADA (State or other jurisdiction of incorporation)	000-50180 (Commission File Number)	98-0365605 (IRS Employer Identification No.)

Suite 1410 - 800 West Pender Street Vancouver, British Columbia, Canada (Address of principal executive offices)	V6C 2V6 (Zip Code)

604-689-1659
San Francisco, CA 94105
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On August 9, 2006, Uranerz Energy Corporation (the “Company”) issued a press release announcing that the Company’s common stock had been approved for listing on the American Stock Exchange. Trading of the Company's common stock under the symbol “URZ” is expected to commence on the American Stock Exchange on Thursday, August 10, 2006. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number 99.1	Description Copy of Press Release issued August 9, 2006

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

URANERZ ENERGY CORPORATION (Registrant)

Dated: August 9, 2006	By: /s/ Glenn Catchpole Glenn Catchpole President and CEO